Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Second Quarter 2016 Earnings

Stamford, CT – August 4, 2016 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net income of $16.2 million, or $1.08 per diluted share, for the three months ended June 30, 2016 compared to $19.2 million, or $1.30 per diluted share, for the comparable period in 2015. Operating earnings were $12.2 million, or $0.81 per diluted share, for the three months ended June 30, 2016 compared to $19.7 million, or $1.34 per diluted share, for the comparable period in 2015.

For the six months ended June 30, 2016, our Company reported Net income of $39.1 million, or $2.62 per diluted share, compared to $45.1 million, or $3.06 per diluted share, for the comparable period in 2015. Operating earnings were $32.4 million, or $2.17 per diluted share, for the six months ended June 30, 2016 compared to $40.6 million, or $2.76 per diluted share, for the comparable period in 2015.

Gross written premiums and Net written premiums for the three months ended June 30, 2016 were $412.6 million and $306.5 million, respectively, increases of 8.7% and 18.7% from the comparable period in 2015.

Gross written premiums and Net written premiums for the six months ended June 30, 2016 were $826.4 million and $626.4 million, respectively, increases of 6.5% and 14.5% from the comparable period in 2015.

The combined ratio for the three and six months ended June 30, 2016 was 99.6% and 97.4%, respectively, compared to 93.4% and 92.8% for the comparable periods in 2015.

Stan Galanski, President and Chief Executive Officer commented, “We are pleased to have produced our fourteenth consecutive quarter of profitable underwriting results despite absorbing $18.3 million of property catastrophe loss in the second quarter. Our U.S. Insurance business had another solidly profitable quarter, while our International Insurance business was adversely impacted by property catastrophe activity, largely stemming from the Fort McMurray fires. We achieved double digit Net written premium growth for the second quarter and first six months of 2016, driven by strong growth in both the P&C and Professional Liability operating segments within International Insurance. Net investment income was up nearly 20.0% over the second quarter of 2015, leading to a 3.2% increase in Book value per share from March 31, 2016. Given the turmoil in the global financial markets and the level of natural catastrophe loss activity impacting the industry during the second quarter, we believe our results reflect a well balanced risk portfolio and a sound investment philosophy.”

Stockholders’ equity was $1.182 billion, or $81.24 per share, as of June 30, 2016 compared to $1.096 billion, or $75.96 per share, as of December 31, 2015.

On August 4, 2016, the Board of Directors declared a quarterly cash dividend of $0.09 per share of common stock to be paid on September 30, 2016 to stockholders of record at the close of business on August 19, 2016.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

August 4, 2016

Net investment income for the three and six months ended June 30, 2016 was $19.9 million and $39.5 million, respectively, increases of 19.8% and 20.2% from the comparable periods in 2015. The annualized pre-tax investment yield, excluding Net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.6% for both the three and six months ended June 30, 2016, compared to 2.4% for both comparable periods in 2015.

Our Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an average effective duration of 3.9 years as of June 30, 2016.  As of June 30, 2016, Net unrealized gains within our investment portfolio were $110.6 million, an increase of $73.3 million compared to December 31, 2015.

There were $1.8 million of Net realized gains recognized in earnings for the three months ended June 30, 2016, compared to $3.9 million for the same period in 2015.  For the six months ended June 30, 2016, there were $3.4 million of Net realized gains, compared to $9.5 million for the same period in 2015.

Other income (loss) for the three months ended June 30, 2016 was $4.4 million of income, compared to $4.4 million of loss for the same period in 2015.  For the six months ended June 30, 2016 Other income (loss) was $7.0 million of income, compared to $2.1 million of loss for the same period in 2015.  Other income (loss) primarily consists of realized and unrealized foreign exchange gains and losses.

Our Company will hold a conference call on Friday, August 5, 2016 starting at 8:30 a.m. (EST) to discuss the 2016 second quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/bx9cyqqq

Net operating earnings, or net income excluding after-tax net realized gains (losses), after-tax net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies.  We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd's. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
Results of Operations	2016	2015	Change	2016	2015	Change

Gross written premiums	$412,565	$379,471	8.7%	$826,442	$775,931	6.5%
Net written premiums	306,535	258,244	18.7%	626,355	547,202	14.5%

Revenues:
Net earned premiums	267,992	242,328	10.6%	532,350	478,460	11.3%
Net investment income	19,875	16,595	19.8%	39,469	32,848	20.2%
Net realized gains (losses):
Total other-than-temporary impairment losses	(162)	(472)	-65.7%	(271)	(450)	-39.8%
Portion of loss recognized in other comprehensive income (before tax)	12	49	-75.5%	121	27	NM
Net other-than-temporary impairment losses recognized in earnings	(150)	(423)	-64.6%	(150)	(423)	-64.6%
Other realized gains (losses)	1,960	4,339	-54.8%	3,557	9,935	-64.2%
Net realized gains (losses)	1,810	3,916	-53.8%	3,407	9,512	-64.2%
Other income (loss)	4,430	(4,362)	NM	6,979	(2,120)	NM
Total revenues	294,107	258,477	13.8%	582,205	518,700	12.2%

Expenses:
Net losses and loss adjustment expenses	167,206	141,973	17.8%	320,162	272,171	17.6%
Commission expenses	40,726	31,480	29.4%	78,280	64,385	21.6%
Other operating expenses	59,074	52,789	11.9%	119,883	107,698	11.3%
Interest expense	3,858	3,856	0.1%	7,716	7,711	0.1%
Total expenses	270,864	230,098	17.7%	526,041	451,965	16.4%

Income before income taxes	23,243	28,379	-18.1%	56,164	66,735	-15.8%

Income tax expense (benefit)	7,053	9,195	-23.3%	17,042	21,622	-21.2%

Net income (loss)	$16,190	$19,184	-15.6%	$39,122	$45,113	-13.3%

Per Share Data

Net income per common share:
Basic	$1.11	$1.33	-16.5%	$2.70	$3.14	-14.1%
Diluted	$1.08	$1.30	-16.8%	$2.62	$3.06	-14.5%

Average common shares outstanding:
Basic	14,536,849	14,396,048		14,514,532	14,370,123
Diluted	14,976,593	14,763,002		14,942,193	14,726,282

Underwriting Ratios
Loss Ratio	62.4%	58.6%		60.1%	56.9%
Expense Ratio	37.2%	34.8%		37.3%	35.9%
Combined Ratio	99.6%	93.4%		97.4%	92.8%

Balance Sheet Data	June 30,	March 31,		June 30,	Dec. 31,
	2016	2016		2016	2015
Stockholders' equity	$1,181,558	$1,143,879	3.3%	$1,181,558	$1,096,148	7.8%
Book value per share	$81.24	$78.72	3.2%	$81.24	$75.96	6.9%

NM- Percentage change not meaningful

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

($ in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,		% Change
amounts in thousands	2016	2015	2016	2015	QTD	YTD
Net income	$16,190	$19,184	$39,122	$45,113	(15.6%)	(13.3%)
After-tax realized losses (gains)	(1,176)	(2,398)	(2,214)	(6,035)	(50.9%)	(63.3%)
After-tax FX losses (gains)	(2,838)	2,915	(4,490)	1,497	NM	NM
Net operating earnings	$12,176	$19,701	$32,418	$40,575	(38.2%)	(20.1%)

Net operating earnings per common share:
Basic	$0.84	$1.37	$2.23	$2.82
Diluted	$0.81	$1.34	$2.17	$2.76

NM - Percentage change not meaningful

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

amounts in thousands, except share and per share amounts.
	June 30,	December 31,
	2016	2015
ASSETS
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016: $2,558,621; 2015: $2,400,245)	$2,632,313	$2,414,210
Equity securities, available-for-sale, at fair value (cost: 2016: $292,698; 2015: $281,943)	329,635	305,271
Short-term investments, at fair value (amortized cost: 2016: $144,845; 2015: $217,743)	144,843	217,745
Total investments	$3,106,791	$2,937,226

Cash	121,868	69,901
Premiums receivable	363,343	276,616
Prepaid reinsurance premiums	222,414	232,588
Reinsurance recoverable on paid losses	59,950	49,506
Reinsurance recoverable on unpaid losses and loss adjustment expenses	814,261	809,518
Deferred policy acquisition costs	113,394	91,983
Accrued investment income	16,176	16,001
Goodwill and other intangible assets	6,579	6,807
Current income tax receivable, net	18,522	22,323
Deferred income tax, net	-	3,900
Other assets	53,323	67,643
Total assets	$4,896,621	$4,584,012

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,268,763	$2,202,644
Unearned premiums	904,507	820,676
Reinsurance balances payable	127,742	107,411
Senior notes	263,653	263,580
Deferred income tax, net	14,475	-
Payable for investments purchased	48,558	1,495
Accounts payable and other liabilities	87,365	92,058
Total liabilities	$3,715,063	$3,487,864

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$-	$-

Common stock, $.10 par value, authorized 50,000,000 shares, issued 18,055,818 shares for 2016 and 17,942,269 shares for 2015	1,805	1,793
Additional paid-in capital	363,588	357,829
Treasury stock, at cost (3,511,380 shares for 2016 and 2015)	(155,801)	(155,801)
Retained earnings	906,536	868,723
Accumulated other comprehensive income	65,430	23,604
Total stockholders' equity	$1,181,558	$1,096,148
Total liabilities and stockholders' equity	$4,896,621	$4,584,012

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended June 30, 2016
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$243,924	$135,740	$32,901	$-	$412,565
Ceded written premiums	(62,618)	(41,910)	(1,502)	-	(106,030)
Net written premiums	181,306	93,830	31,399	-	306,535

Net earned premiums	152,384	77,833	37,775	-	267,992
Net losses and LAE	(93,428)	(48,066)	(25,712)	-	(167,206)
Commission expenses	(16,894)	(16,821)	(7,492)	481	(40,726)
Other operating expenses	(31,570)	(23,043)	(4,461)	-	(59,074)
Other underwriting income (expense)	342	-	203	(481)	64

Underwriting profit (loss)	$10,834	$(10,097)	$313	$-	$1,050

Net investment income				19,875	19,875
Net realized gains (losses)				1,810	1,810
Interest expense				(3,858)	(3,858)
Other income (loss)				4,366	4,366
Income before income taxes	$10,834	$(10,097)	$313	$22,193	$23,243
Income tax (expense) benefit				(7,053)	(7,053)
Net income (loss)					$16,190

Losses and LAE ratio	61.3%	61.8%	68.1%		62.4%
Commission expense ratio	11.1%	21.6%	19.8%		15.2%
Other operating expense ratio (2)	20.5%	29.6%	11.3%		22.0%
Combined ratio	92.9%	113.0%	99.2%		99.6%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended June 30, 2015
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$239,987	$108,790	$30,694	$-	$379,471
Ceded written premiums	(78,882)	(41,621)	(724)	-	(121,227)
Net written premiums	161,105	67,169	29,970	-	258,244

Net earned premiums	137,304	63,186	41,838	-	242,328
Net losses and LAE	(84,155)	(32,363)	(25,455)	-	(141,973)
Commission expenses	(12,275)	(11,298)	(8,039)	132	(31,480)
Other operating expenses	(31,374)	(17,366)	(4,049)	-	(52,789)
Other underwriting income (expense)	121	-	36	(132)	25

Underwriting profit (loss)	$9,621	$2,159	$4,331	$-	$16,111

Net investment income				16,595	16,595
Net realized gains (losses)				3,916	3,916
Interest expense				(3,856)	(3,856)
Other income (loss)				(4,387)	(4,387)
Income before income taxes	$9,621	$2,159	$4,331	$12,268	$28,379
Income tax (expense) benefit				(9,195)	(9,195)
Net income (loss)					$19,184

Losses and LAE ratio	61.3%	51.2%	60.8%		58.6%
Commission expense ratio	8.9%	17.9%	19.2%		13.0%
Other operating expense ratio (2)	22.8%	27.5%	9.6%		21.8%
Combined ratio	93.0%	96.6%	89.6%		93.4%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Six Months Ended June 30, 2016
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$454,571	$279,883	$91,988	$-	$826,442
Ceded written premiums	(117,115)	(76,881)	(6,091)	-	(200,087)
Net written premiums	337,456	203,002	85,897	-	626,355

Net earned premiums	300,724	155,841	75,785	-	532,350
Net losses and LAE	(184,940)	(88,476)	(46,746)	-	(320,162)
Commission expenses	(31,749)	(32,176)	(15,237)	882	(78,280)
Other operating expenses	(65,331)	(44,814)	(9,738)	-	(119,883)
Other underwriting income (expense)	703	-	252	(882)	73

Underwriting profit (loss)	$19,407	$(9,625)	$4,316	$-	$14,098

Net investment income				39,469	39,469
Net realized gains (losses)				3,407	3,407
Interest expense				(7,716)	(7,716)
Other income (loss)				6,906	6,906
Income (loss) before income taxes	$19,407	$(9,625)	$4,316	$42,066	$56,164
Income tax (expense) benefit				(17,042)	(17,042)
Net income (loss)					$39,122

Losses and LAE ratio	61.5%	56.8%	61.7%		60.1%
Commission expense ratio	10.6%	20.6%	20.1%		14.7%
Other operating expense ratio (2)	21.4%	28.8%	12.5%		22.6%
Combined ratio	93.5%	106.2%	94.3%		97.4%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Six Months Ended June 30, 2015
	U.S.	Int’l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$439,314	$231,217	$105,400	$-	$775,931
Ceded written premiums	(147,612)	(75,877)	(5,240)	-	(228,729)
Net written premiums	291,702	155,340	100,160	-	547,202

Net earned premiums	268,395	128,711	81,354	-	478,460
Net losses and LAE	(161,954)	(62,054)	(48,163)	-	(272,171)
Commission expenses	(26,620)	(22,711)	(15,337)	283	(64,385)
Other operating expenses	(65,062)	(34,375)	(8,261)	-	(107,698)
Other underwriting income (expense)	317	-	46	(283)	80

Underwriting profit (loss)	$15,076	$9,571	$9,639	$-	$34,286

Net investment income				32,848	32,848
Net realized gains (losses)				9,512	9,512
Interest expense				(7,711)	(7,711)
Other income (loss)				(2,200)	(2,200)
Income (loss) before income taxes	$15,076	$9,571	$9,639	$32,449	$66,735
Income tax (expense) benefit				(21,622)	(21,622)
Net income (loss)					$45,113

Losses and LAE ratio	60.3%	48.2%	59.2%		56.9%
Commission expense ratio	9.9%	17.6%	18.9%		13.5%
Other operating expense ratio (2)	24.2%	26.8%	10.1%		22.4%
Combined ratio	94.4%	92.6%	88.2%		92.8%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Three Months Ended June 30, 2016				Three Months Ended June 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$46,187	$168,654	$29,083	$243,924	$41,803	$170,216	$27,968	$239,987	1.6%
Ceded written premiums	(18,540)	(36,768)	(7,310)	(62,618)	(15,026)	(49,305)	(14,551)	(78,882)	-20.6%
Net written premiums	27,647	131,886	21,773	181,306	26,777	120,911	13,417	161,105	12.5%

Net earned premiums	$24,921	$110,212	$17,251	$152,384	$25,977	$96,440	$14,887	$137,304	11.0%
Net losses and LAE	(10,699)	(72,172)	(10,557)	(93,428)	(11,415)	(67,809)	(4,931)	(84,155)	11.0%
Commission expenses	(2,176)	(12,821)	(1,897)	(16,894)	(2,429)	(8,751)	(1,095)	(12,275)	37.6%
Other operating expenses	(6,817)	(20,049)	(4,704)	(31,570)	(6,402)	(19,661)	(5,311)	(31,374)	0.6%
Other underwriting income (expense)	152	178	12	342	24	97	-	121	NM

Underwriting profit (loss)	$5,381	$5,348	$105	$10,834	$5,755	$316	$3,550	$9,621	12.6%

Losses and LAE ratio	42.9%	65.5%	61.2%	61.3%	43.9%	70.3%	33.1%	61.3%
Commission expense ratio	8.7%	11.6%	11.0%	11.1%	9.4%	9.1%	7.4%	8.9%
Other operating expense ratio (1)	26.8%	18.0%	27.2%	20.5%	24.5%	20.3%	35.7%	22.8%
Combined ratio	78.4%	95.1%	99.4%	92.9%	77.8%	99.7%	76.2%	93.0%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

 THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	Int’l Insurance
	Three Months Ended June 30, 2016				Three Months Ended June 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$41,147	$63,002	$31,591	$135,740	$41,432	$41,615	$25,743	$108,790	24.8%
Ceded written premiums	(9,554)	(24,465)	(7,891)	(41,910)	(9,126)	(24,513)	(7,982)	(41,621)	0.7%
Net written premiums	31,593	38,537	23,700	93,830	32,306	17,102	17,761	67,169	39.7%

Net earned premiums	$36,096	$23,815	$17,922	$77,833	$40,132	$10,199	$12,855	$63,186	23.2%
Net losses and LAE	(17,021)	(21,878)	(9,167)	(48,066)	(21,432)	(4,084)	(6,847)	(32,363)	48.5%
Commission expenses	(8,361)	(5,150)	(3,310)	(16,821)	(9,495)	(155)	(1,648)	(11,298)	48.9%
Other operating expenses	(8,698)	(9,065)	(5,280)	(23,043)	(6,749)	(6,166)	(4,451)	(17,366)	32.7%
Other underwriting income (expense)	-	-	-	-	-	-	-	-	NM

Underwriting profit (loss)	$2,016	$(12,278)	$165	$(10,097)	$2,456	$(206)	$(91)	$2,159	NM

Losses and LAE ratio	47.2%	91.9%	51.2%	61.8%	53.4%	40.0%	53.3%	51.2%
Commission expense ratio	23.2%	21.6%	18.5%	21.6%	23.7%	1.5%	12.8%	17.9%
Other operating expense ratio (1)	24.0%	38.1%	29.4%	29.6%	16.8%	60.5%	34.6%	27.5%
Combined ratio	94.4%	151.6%	99.1%	113.0%	93.9%	102.0%	100.7%	96.6%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Six Months Ended June 30, 2016				Six Months Ended June 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$89,350	$309,932	$55,289	$454,571	$82,638	$304,362	$52,314	$439,314	3.5%
Ceded written premiums	(36,187)	(67,275)	(13,653)	(117,115)	(31,312)	(88,863)	(27,437)	(147,612)	-20.7%
Net written premiums	53,163	242,657	41,636	337,456	51,326	215,499	24,877	291,702	15.7%

Net earned premiums	$48,171	$219,371	$33,182	$300,724	$49,901	$187,175	$31,319	$268,395	12.0%
Net losses and LAE	(20,474)	(143,769)	(20,697)	(184,940)	(21,603)	(125,856)	(14,495)	(161,954)	14.2%
Commission expenses	(3,658)	(24,673)	(3,418)	(31,749)	(6,461)	(17,307)	(2,852)	(26,620)	19.3%
Other operating expenses	(14,189)	(41,571)	(9,571)	(65,331)	(13,375)	(40,720)	(10,967)	(65,062)	0.4%
Other underwriting income (expense)	231	446	26	703	175	141	1	317	121.7%

Underwriting profit (loss)	$10,081	$9,804	$(478)	$19,407	$8,637	$3,433	$3,006	$15,076	28.7%

Losses and LAE ratio	42.5%	65.5%	62.4%	61.5%	43.3%	67.2%	46.3%	60.3%
Commission expense ratio	7.6%	11.2%	10.3%	10.6%	12.9%	9.2%	9.1%	9.9%
Other operating expense ratio (1)	29.0%	18.8%	28.7%	21.4%	26.5%	21.8%	35.0%	24.2%
Combined ratio	79.1%	95.5%	101.4%	93.5%	82.7%	98.2%	90.4%	94.4%

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

 THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	Int'l Insurance
	Six Months Ended June 30, 2016				Six Months Ended June 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$113,095	$107,048	$59,740	$279,883	$108,842	$74,565	$47,810	$231,217	21.0%
Ceded written premiums	(20,643)	(41,694)	(14,544)	(76,881)	(19,948)	(40,642)	(15,287)	(75,877)	1.3%
Net written premiums	92,452	65,354	45,196	203,002	88,894	33,923	32,523	155,340	30.7%

Net earned premiums	$74,952	$45,024	$35,865	$155,841	$77,924	$26,233	$24,554	$128,711	21.1%
Net losses and LAE	(37,109)	(33,094)	(18,273)	(88,476)	(40,943)	(8,964)	(12,147)	(62,054)	42.6%
Commission expenses	(17,766)	(7,925)	(6,485)	(32,176)	(18,685)	(1,182)	(2,844)	(22,711)	41.7%
Other operating expenses	(17,140)	(17,773)	(9,901)	(44,814)	(13,444)	(12,150)	(8,781)	(34,375)	30.4%
Other underwriting income (expense)	-	-	-	-	-	-	-	-	NM

Underwriting profit (loss)	$2,937	$(13,768)	$1,206	$(9,625)	$4,852	$3,937	$782	$9,571	NM

Losses and LAE ratio	49.5%	73.5%	50.9%	56.8%	52.5%	34.2%	49.5%	48.2%
Commission expense ratio	23.7%	17.6%	18.1%	20.6%	24.0%	4.5%	11.6%	17.6%
Other operating expense ratio (1)	22.9%	39.5%	27.6%	28.8%	17.3%	46.3%	35.7%	26.8%
Combined ratio	96.1%	130.6%	96.6%	106.2%	93.8%	85.0%	96.8%	92.6%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

	For the Three Months Ended June 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2016	2015	2016	2015
US Insurance:
Loss and LAE payments	$72,246	$56,719	47.4%	41.3%
Change in reserves	21,182	27,436	13.9%	20.0%
Net incurred loss and LAE	93,428	84,155	61.3%	61.3%

Int’l Insurance:
Loss and LAE payments	32,996	33,891	42.4%	53.6%
Change in reserves	15,070	(1,528)	19.4%	-2.4%
Net incurred loss and LAE	48,066	32,363	61.8%	51.2%

Global Reinsurance:
Loss and LAE payments	17,928	20,037	47.5%	47.9%
Change in reserves	7,784	5,418	20.6%	12.9%
Net incurred loss and LAE	25,712	25,455	68.1%	60.8%

Total
Loss and LAE payments	123,170	110,647	46.0%	45.7%
Change in reserves	44,036	31,326	16.4%	12.9%
Net incurred loss and LAE	$167,206	$141,973	62.4%	58.6%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	June 30,	June 30,	June 30,	June 30,
Favorable / (Unfavorable) Development	2016	2015	2016	2015
US Insurance	$4,002	$7,829	1.5%	3.2%
Int’l Insurance	3,354	(581)	1.3%	-0.2%
Global Reinsurance	1,423	7	0.5%	0.0%
Total	$8,779	$7,255	3.3%	3.0%

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

	For the Six Months Ended June 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2016	2015	2016	2015
US Insurance:
Loss and LAE payments	$145,281	$119,453	48.3%	44.5%
Change in reserves	39,659	42,501	13.2%	15.8%
Net incurred loss and LAE	184,940	161,954	61.5%	60.3%

Int’l Insurance:
Loss and LAE payments	62,239	69,428	39.9%	53.9%
Change in reserves	26,237	(7,374)	16.9%	-5.7%
Net incurred loss and LAE	88,476	62,054	56.8%	48.2%

Global Reinsurance:
Loss and LAE payments	43,059	41,249	56.8%	50.7%
Change in reserves	3,687	6,914	4.9%	8.5%
Net incurred loss and LAE	46,746	48,163	61.7%	59.2%

Total
Loss and LAE payments	250,579	230,130	47.1%	48.1%
Change in reserves	69,583	42,041	13.0%	8.8%
Net incurred loss and LAE	$320,162	$272,171	60.1%	56.9%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	June 30,	June 30,	June 30,	June 30,
Favorable / (Unfavorable) Development	2016	2015	2016	2015
US Insurance	$6,671	$14,238	1.3%	3.0%
Int’l Insurance	2,499	5,610	0.5%	1.2%
Global Reinsurance	1,443	6	0.3%	0.0%
Total	$10,613	$19,854	2.1%	4.2%

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

	As of June 30, 2016
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$57,895	$52,573	$110,468
Property Casualty	192,440	555,945	748,385
Professional Liability	30,150	63,592	93,742
Total US Insurance	280,485	672,110	952,595
Int’l Insurance:
Marine	162,364	59,347	221,711
Property Casualty	55,811	19,815	75,626
Professional Liability	28,850	63,843	92,693
Total Int’l Insurance	247,025	143,005	390,030

Global Reinsurance	45,705	66,172	111,877

Total Net Loss Reserves	$573,215	$881,287	$1,454,502

	As of December 31, 2015
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$68,677	$55,408	$124,085
Property Casualty	170,988	514,777	685,765
Professional Liability	42,546	60,528	103,074
Total US Insurance	282,211	630,713	912,924
Int’l Insurance:
Marine	167,157	61,409	228,566
Property Casualty	40,313	19,735	60,048
Professional Liability	19,583	63,229	82,812
Total Int’l Insurance	227,053	144,373	371,426

Global Reinsurance	32,160	76,616	108,776

Total Net Loss Reserves	$541,424	$851,702	$1,393,126

News Release

August 4, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

As of June 30, 2016, the average quality of the investment portfolio as rated by S&P and Moody’s was AA-/Aa3 with an average duration of 3.9 years. Our Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

The following table sets forth our investments as of June 30, 2016:

	As of June 30, 2016
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$353,579	$6,019	$(3,860)	$351,420
States, municipalities and political subdivisions	553,824	34,183	(602)	520,243
Mortgage-backed and asset-backed securities:
Agency mortgage-backed securities	504,731	11,203	(183)	493,711
Residential mortgage obligations	28,258	470	(130)	27,918
Asset-backed securities	262,903	1,339	(836)	262,400
Commercial mortgage-backed securities	172,579	6,581	(1,028)	167,026
Subtotal	$968,471	$19,593	$(2,177)	$951,055
Corporate bonds	756,439	22,172	(1,636)	735,903
Total fixed maturities	$2,632,313	$81,967	$(8,275)	$2,558,621
Equity securities	329,635	39,159	(2,222)	292,698
Short-term investments	144,843	-	(2)	144,845
Total investments	$3,106,791	$121,126	$(10,499)	$2,996,164